                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 1, 2002

                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


              Delaware                                1-7182                              13-2740599
----------------------------------------------------------------------------------------------------------------------
           (State or other                          (Commission                       (I.R.S. Employer
           jurisdiction of                          File Number)                      Identification No.)
           incorporation)
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4 World Financial Center, New York, New York   10080
-------------------------------------------------------
(Address of principal executive offices)     (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.           Other Events
-------           ------------

         Exhibits are filed herewith in connection with the Registration
Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc.
(the "Company") with the Securities and Exchange Commission covering Senior Debt
Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $72,000,000 aggregate original public offering price of Strategic Return Notes/SM/ Linked to the Industrial 15
Index due February 1, 2007 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

                              EXHIBITS

           (4) Instruments defining the rights of security holders, including indentures.

                              Form of Merrill Lynch & Co., Inc.'s Strategic
                              Return Notes/SM/ Linked to the Industrial 15 Index due February 1, 2007.

           (5) & (23)         Opinion re: legality; consent of counsel.

                              Opinion of Sidley Austin Brown &
                              Wood LLP relating to the Strategic
                              Return Notes/SM/ Linked to the
                              Industrial 15 Index due February 1,
                              2007 (including consent for
                              inclusion of such opinion in this
                              report and in Merrill Lynch & Co.,
                              Inc.'s Registration Statement
                              relating to such Securities).

                                       2


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MERRILL LYNCH & CO., INC.
                                   -------------------------
                                         (Registrant)


                                   By:  /s/ John C. Stomber
                                        ------------------------------
                                            John C. Stomber
                                         Senior Vice President
                                                  and
                                               Treasurer

Date: February 1, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549











                            MERRILL LYNCH & CO., INC.











                          EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED FEBRUARY 1, 2002

                                                   Commission File Number 1-7182

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                                  Exhibit Index

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
Exhibit No.     Description                                                         Page
-----------     -----------                                                         ----

(4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Strategic Return Notes/SM/ Linked to the Industrial 15 Index due February 1, 2007.

(5) & (23)      Opinion re:  legality; consent of counsel.

                         Opinion of Sidley Austin Brown & Wood LLP relating to the Strategic Return Notes/SM/ Linked to the Industrial 15 Index due February 1, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).
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